Exhibit 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.

                                                        /s/ David H. Batchelder
                                                        -----------------------
                                                        David H. Batchelder

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.



                                                        /s/ Mogens Bay
                                                       ---------------------
                                                        Mogens Bay

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.


                                                      /s/ Howard G. Buffett
                                                     ------------------------
                                                      Howard G. Buffett

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.



                                                       /s/ John T. Chain, Jr.
                                                     --------------------------
                                                          John T. Chain, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.



                                                        /s/ Alice B. Hayes
                                                       ---------------------
                                                        Alice B. Hayes

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.


                                                       /s/ W.G. Jurgensen
                                                     ------------------------
                                                        W. G. Jurgensen

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.



                                                        /s/ Robert A. Krane
                                                      -----------------------
                                                       Robert A.  Krane

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.


                                                         /s/ Mark Rauenhorst
                                                        -----------------------
                                                         Mark Rauenhorst

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.


                                                       /s/ Carl E. Reichardt
                                                     -------------------------
                                                       Carl E. Reichardt

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.


                                                         /s/ Ronald W. Roskens
                                                        -----------------------
                                                         Ronald W. Roskens

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra Foods, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra Foods Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of September, 2002.


                                                       /s/ Kenneth E. Stinson
                                                      ------------------------
                                                       Kenneth E. Stinson